================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        Point West Capital Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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Notes:

                         POINT WEST CAPITAL CORPORATION
                        1700 Montgomery Street, Suite 250
                         San Francisco, California 94111




                    Notice of Annual Meeting of Stockholders
                               and Proxy Statement

                                  May 16, 2000



To the Stockholders of Point West Capital Corporation (the "Company" or "Point West"):

         You are cordially invited to attend the annual meeting of stockholders of the Company (the "Meeting") to be held at 1:30 p.m. on May 16, 2000 at Ernst & Young LLP, 555 California Street, 16th Floor, San Francisco, California 94104 to:

1. elect two directors to serve until 2003 and until their successors are elected;
2. to act on a proposal to amend the Company's Amended and Restated 1995 Stock Option Plan (the "1995 Option Plan");
3. to act on a proposal to amend the Company's Stock Option Plan For Non-Employee Directors (the "Director Plan"); and
4.  to transact such other business as may properly come before the Meeting.

         All stockholders are urged to attend the Meeting or to vote by proxy. If you do not expect to attend the Meeting in person, please sign and return the accompanying proxy in the enclosed postage prepaid envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you can do so at any time before the voting. See "General."

         This Notice of Annual Meeting and Proxy Statement (this "Notice") is furnished in connection with the solicitation of proxies by the Board of Directors of the Company from the holders of the Company's common stock, $0.01 par value (the "Common Stock"), in connection with the Meeting and all postponements or adjournments thereof. This Notice, the accompanying proxy card and the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (the "Form 10-K") are first being mailed to stockholders on or about April 14, 2000, for the purposes set forth above.

                                     GENERAL
                                     -------

         Only stockholders of record at the close of business on April 4, 2000 (the "Record Date") are entitled to notice of the Meeting and to vote the shares of Common Stock held by them on the Record Date at the Meeting or any postponements or adjournments thereof.

         If the accompanying proxy card is properly signed and returned to the Company and is not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote the shares of Common Stock represented thereby (i) for the election as director of the Company of each of the nominees proposed by the Board of Directors, (ii) for the proposal to amend the 1995 Option Plan and (iii) for the proposal to amend the Director Plan. Because the Company did not receive by March 17, 2000 (the deadline determined under the Company's advance notice by-law provision) notice of any matter intended to be raised by a stockholder at the Annual Meeting, the persons designated as proxy holders in the proxy card will vote the shares represented thereby, with regard to all other matters as may properly come before the Meeting, as recommended by the Board of Directors or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is voted by filing with the Secretary of the Company a revoking instruction or a duly executed proxy bearing a later date. The powers of the proxy holders will also be revoked if the person executing the proxy attends the Meeting and requests to vote in person. Attendance at the Meeting will not, in itself, constitute revocation of a previously granted proxy.

         The cost of soliciting proxies in the enclosed form will be borne by the Company. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the Record Date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice.

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding at the close of business on the Record Date will constitute a quorum. As of the Record Date, 3,352,624 shares of Common Stock were outstanding. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the Meeting. Under Delaware law, properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more particular proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Meeting. Abstentions will have the same effect as a vote against the proposal to which such abstention applies. Broker non-votes will be treated neither as a vote for nor as a vote against any of the proposals to which such broker non-votes apply. Proxy cards that are timely signed and returned with no other marking will be voted in accordance with the recommendation of the Board of Directors. Proxies and ballots will be received and tabulated by the transfer agent for the Common Stock.

         A list of stockholders of record as of the Record Date will be available at the Company's executive offices for 10 days prior to the Meeting and will also be available at the Meeting. Such list may be examined during ordinary business hours by any stockholder of record for any purpose germane to the Meeting.

                              ELECTION OF DIRECTORS
                              ---------------------

         The Board of Directors presently consists of five members, divided into three classes, with one class of directors elected each year for a three-year term. The terms of the directors in Class 2 expire in 2000. Alan B. Perper and Paul A. Volberding, each of whom is currently serving as a director of the Company in Class 2, have been nominated by the Board of Directors for re-election to a term expiring in 2003.

         At the Meeting, stockholders will elect two directors to Class 2. Proxies cannot be voted for more than two persons. Under Delaware law, the two nominees who receive the most votes at the meeting will be elected as directors. Unless authority to do so is specifically withheld, the persons named in the accompanying proxy will vote for the election of both Alan B. Perper and Paul A. Volberding. See "Directors and Executive Officers" for information regarding Alan B. Perper, Paul A. Volberding and the other three directors whose terms of office extend beyond the Meeting.

         The  Board of  Directors recommends that stockholders  vote "FOR"  the
         ----------------------------------------------------------------------
election as a director of each of Alan B. Perper and Paul A. Volberding.
-----------------------------------------------------------------------

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

Directors and Executive Officers
--------------------------------

         The name, age and current position(s) of each director and executive officer of Point West are as follows:

Name                         Age       Positions and Offices with the Company
====                         ===       ======================================

Bradley N. Rotter (1)         44       Director and Chairman of the Board of
                                       Directors
Alan B. Perper                41       Director and President
John Ward Rotter (1)          42       Director, Executive Vice President and
                                       Chief Financial Officer
Stephen T. Bow                68       Director
Paul A. Volberding, M.D.      50       Director
---------------
(1)      Bradley Rotter and John Ward Rotter are brothers.

         Bradley N. Rotter has served as a director and as Chairman of the Board of Directors since the Company's formation in September 1992. Mr. Rotter is also the managing member of The Echelon Group of Companies, LLC ("Echelon"), a Delaware limited liability company which provides investment and financial services. See "Security Ownership of Certain Beneficial Owners and Management -- Echelon." He was the majority stockholder of The Echelon Group Inc. ("Old Echelon"), a financial services company which was merged into Point West in 1995, and served as a director and Chairman of the Board of Old Echelon from 1988 until the merger. In addition, Mr. Rotter is a member of the Board of Directors of Homeseekers.com, Inc.

         Alan B. Perper has served as a director and as President since the Company's formation. Mr. Perper is a member of Echelon and was a stockholder and director of Old Echelon and its Senior Vice President from 1991 until the merger.

         John Ward Rotter has served as a director and as an executive officer since the Company's formation. He has served as Executive Vice President (since
1994) and Chief Financial Officer (since September 1995). Mr. Rotter is a member of Echelon, was a stockholder and director of Old Echelon and served as Old Echelon's President from 1988 until the merger.

         Stephen T. Bow has served as a director of the Company since March 1996. He has been the owner and president of Steve Bow & Associates, Inc., a business consulting firm, since January 1, 1997. He served as Chairman and Chief Executive Officer of Anthem Life Insurance Companies from October 1994 to
December 1996 (served as President and Chief Executive Officer of Anthem Life Insurance Co. from June 1993 to October 1994) and Community National Assurance Company from October 1994 to

December 1996. He also served as Executive Vice President and a director of Associated Insurance Companies, Inc. (re-named Anthem, Inc.) (from June 1993 to December 1996) and Chairman of Acordia of San Francisco, a subsidiary of Acordia, Inc., an insurance broker (from October 1993 to August 1996). From 1993 to June 1994, Mr. Bow served as Chairman of the Board and Chief Executive Officer of Southeastern Mutual, Inc. and Southeastern United Corporation, each of which is a health insurance company.

         Paul A. Volberding, M.D. has served as a director of the Company since March 1996. Dr. Volberding has been a professor or associate professor of medicine at the University of California, San Francisco since 1987 and the director of the Center for AIDS Research at that institution since 1988. He has also served as the chief of the Medical Oncology Division and the AIDS Program at San Francisco General Hospital for over ten years.

         The Board of Directors elects executive officers annually and such officers serve at the discretion of the Board of Directors.

Board of Directors
------------------

   Classification of Board
   -----------------------

         The Board of Directors, which presently consists of five members, is divided into three classes (designated Class 1, Class 2 and Class 3) as nearly equal in number as possible. Currently, Class 1 consists of Bradley N. Rotter and Stephen T. Bow, Class 2 consists of Alan B. Perper and Paul A. Volberding and Class 3 consists of John Ward Rotter, who serve until the Company's annual stockholders' meetings to be held in 2002, 2000 and 2001, respectively. At each annual stockholders' meeting, directors nominated to the class of directors whose term is expiring at that annual meeting will be elected for a term of three years, and the remaining directors will continue in office until their respective terms expire. Accordingly, approximately one-third of the Company's directors is elected at each annual stockholders' meeting and generally a director will stand for election only once every three years.

   Committees
   ----------

         The Board of Directors has an Audit Committee, currently comprised of Stephen T. Bow, John Ward Rotter and Paul A. Volberding, and a Compensation Committee, currently comprised of Stephen T. Bow and Paul A. Volberding. The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants of the Company, discuss and review the scope and the fees of the prospective annual audit, review the results thereof with the Company's independent public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company, review management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices, and review and approve (with the concurrence of a majority of the disinterested directors, if any, of the Company) transactions, if any, with affiliated parties. The functions of the Compensation Committee are to review and approve annual salaries and bonuses for all officers, review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, and administer the 1995 Option Plan. The Board of Directors does not have a nominating committee.

         Meetings
         --------

         During 1999, six meetings of the Board of Directors were held, two meetings of the Audit Committee were held and five meetings of the Compensation Committee were held. During 1999, all directors attended 100% of the number of meetings of the Board of Directors and the committees of which they were members.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

         Based upon a review of Forms 4 and 5 furnished to the Company by its directors and executive officers and by persons known to the Company to beneficially own 10% or more of the outstanding Common Stock and written representations from certain executive officers and directors that no Form 5 is required, the Company notes that all such persons timely filed reports required to be filed under Section 16 with respect to 1999 except that Stephen T. Bow disclosed on a Form 5 one transaction that should have been reported earlier on a Form 4.

                             EXECUTIVE COMPENSATION
                             ----------------------

Compensation of Directors
-------------------------


         The Company pays each non-employee director an annual retainer of $15,000 and a fee of $750 for each board or committee meeting attended. All directors are reimbursed for expenses incurred to attend meetings of the Board of Directors or committees thereof.

         In addition, the Director Plan provides for the automatic grant of certain options to non-employee directors. Any person who becomes a non-employee director automatically receives at such time a non-qualified option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant (i.e. the date of becoming a director). Such options vest 34%, 33% and 33% at the first, second and third annual stockholders' meeting, respectively, following the date of grant if the non-employee director serves as such through such meeting. The Director Plan also provides that at each annual stockholders' meeting, each non-employee director elected at or continuing his term after such meeting receives automatically a non-qualified option to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant (i.e. the date of the stockholders' meeting). Such options vest 100% after the non-employee director has served as such until the next annual stockholders' meeting. All options vest immediately (to the extent they would have vested at the next annual stockholders' meeting) upon a Change of Control (as defined in the Director Plan). Each option expires after ten years or earlier upon certain events. During 1999, each of Mr. Bow and Dr. Volberding received on the date of the 1999 annual stockholders' meeting an option under the Director Plan to purchase 5,000 shares of Common Stock with a per share exercise price of $10.8125.

         In addition, the 1995 Option Plan permits discretionary grants of stock options to non-employee directors. No options under the 1995 Option Plan have been granted to the Company's non-employee directors.

Summary Compensation Table
--------------------------

         The table below provides information relating to compensation for the years ended December 31, 1999, 1998 and 1997, for each of the Company's executive officers. The amounts shown below reflect all compensation which was earned in the respective year by the executive officers.



                                                                              Long-Term
                                                                            Compensation
                                                                            ------------
                                               Annual Compensation             Awards
                                                                               ------
                                                                             Securities            All Other
Name and                                                                     Underlying          Compensation
Principal Position                Year      Salary ($)     Bonus ($)      Options/SARs (#)           ($)(1)
------------------                ----      ----------     ---------      ----------------           ------



Bradley N. Rotter                 1999       175,000         87,500            50,000                26,165
 Chairman of the Board            1998       175,000         17,500            10,000                18,168
                                  1997       165,000         17,500            10,000                18,228

Alan B. Perper                    1999       175,000         87,500            50,000                26,165
 President                        1998       175,000         17,500            10,000                18,168
                                  1997       165,000         17,500            10,000                18,228

John W. Rotter                    1999       175,000         87,500            50,000                26,165
 Executive Vice President         1998       175,000         17,500            10,000                18,168
                                  1997       165,000         17,500            10,000                18,228
---------------


(1) Represents contributions to the Company's profit sharing plan related to compensation earned during the indicated year.



Options
-------

         The 1995 Option Plan authorizes the granting of options to purchase shares of Common Stock to employees (including officers), consultants and non-employee directors of the Company and its subsidiaries. The Compensation Committee is authorized to grant options with such terms, including price, vesting, termination and other, as they deem appropriate.

         The following tables provide information relating to stock options granted to the executive officers during 1999 under the 1995 Option Plan and options held by the executive officers at the end of 1999. No executive officer exercised a stock option during 1999. No SARs have been granted to the executive officers.

                      Option/SAR Grants in Last Fiscal Year
                      -------------------------------------



                                  Individual Grants (1)
---------------------------------------------------------------------
                                                                                                     Potential
                            Number of        Percent of                                              Realizable
                           Securities          Total                                              Value at Assumed
                           Underlying       Options/SARs                                         Rates of Stock Price
                            Options/         Granted to          Exercise                         Appreciation For
                              SARs          Employees in         Or Base       Expiration         Option Terms (3)
                                                                                                  ----------------
         Name                Granted         Fiscal Year        Price (2)         Date             5%          10%
         ----                -------         -----------        ---------         ----            ----         ---




Bradley N. Rotter             50,000            15.4%           $5.98125        11/11/04        $82,625     $182,581

Alan B. Perper                50,000            15.4%           $5.98125        11/11/04        $82,625     $182,581

John Ward Rotter              50,000            15.4%           $5.98125        11/11/04        $82,625     $182,581
---------------


(1) Options are incentive stock options. Options vest with respect to 25% of the shares covered thereby on each of the first through fourth anniversaries of the date of grant. Options will vest in full upon a Change of Control (as defined in the agreements evidencing the options).
(2)      Represents 110% of the fair market value on the date of grant.
(3) Based on a five-year option term and annual compounding, the 5% and 10% calculations are set forth in compliance with Securities and Exchange Commission rules. The appreciation calculations are not necessarily indicative of future values of stock options or of the Common Stock.



               Aggregated Option/SAR Exercises in Last Fiscal Year
              ---------------------------------------------------
                      and Fiscal-Year End Option/SAR Values
                      -------------------------------------



                      Number of Securities           Value of Unexercised
                     Underlying Unexercised              In-The-Money
                      Options/SARs at Fiscal         Options/SARs at Fiscal
                           Year-End (#)                 Year-End ($)
     Name           Exercisable/Unexercisable    Exercisable/Unexercisable (1)
     ----           -------------------------    -----------------------------


Bradley N. Rotter         6,500 / 63,500               $44,248 / $288,810

Alan B. Perper            6,500 / 63,500               $44,248 / $288,810

John Ward Rotter          6,500 / 63,500               $44,248 / $288,810
---------------

(1) Value is calculated by multiplying the number of shares of Common Stock underlying the stock option by the difference between the closing price of a share of Common Stock on December 31, 1999 as reported by The Nasdaq Stock Market(R) ($9.875) and the exercise price of the stock option.

Profit-Sharing Plan
-------------------

         The Company maintains a profit sharing plan (the "Plan") for its employees. Each employee who has been employed for at least one year becomes a participant in the Plan. The Plan provides for discretionary annual contributions by the Company for the account of each participant. In any year in which the Plan is "top-heavy" within the meaning of the Internal Revenue Code (the "Code"), the Plan requires, consistent with the Code, that a minimum contribution be made for non-key employees. The contribution is allocated among participants based on their compensation under an allocation formula integrated with Social Security. Participants vest 20% in their Plan accounts after two years of service and an additional 20% after each of the next four years of service. Upon termination following permanent disability or on retirement at age 65, all amounts credited to a participant's account are distributed, in a lump sum payment or in installments, as directed by the participant. Upon death, all amounts credited to a participant's account become fully vested and are distributed to the participant's surviving spouse or designated beneficiary.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

        During 1999, the Compensation Committee was comprised of Mr. Bow and Dr. Volberding.

Report of the Compensation Committee on Executive Compensation
--------------------------------------------------------------

         The Compensation Committee of the Board of Directors is comprised of two non-employee directors. This Committee's responsibilities include approving compensation for all officers, reviewing and recommending to the Board of Directors the terms and conditions of all employee benefit plans and changes thereto and administering the 1995 Option Plan.

         The Compensation Committee's goals are to assure that executive compensation is linked to the Company's business strategies, goals and performance, and that the Company's programs attract, retain and motivate the high quality executives required for the success of the business. These objectives are achieved through the programs summarized below.

         All three of the Company's executive officers received essentially the same compensation during 1999 because the Compensation Committee determined that the officers contributed different, but equally valuable, services to the Company.

   Base Salary
   -----------

         The Compensation Committee did not change the executive officer's base salaries for 1999. However, in recognition of the Company's profitability for 1999 and the Compensation Committee's determination that executive officer salaries for 1999 were considerably below market, in late 1999 the Compensation Committee raised the salary of each executive officer to $250,000, effective January 1, 2000. The Compensation Committee intends to continue to gradually raise salaries for the executive officers in future years, to bring such salaries more in line with market salaries. Base salaries for the executive officers will continue to be determined by evaluating the responsibilities of the respective position and comparing (informally) such salaries to those of other executive positions in the marketplace. From time to time, the Compensation Committee may survey executive salaries of companies in the financial services industries for purposes of such comparison.

   Annual Bonuses
   --------------

         The executive officers have an opportunity to earn annual bonuses based on financial and non-financial goals. There are no set preferences for any financial or non-financial performance measure, and the Compensation Committee's decision regarding the bonus is ultimately subjective. There is no requirement for an annual bonus. The Compensation Committee awarded each of the executive officers an annual bonus payout with respect to 1999 equal to 50% of annual salary in 1999. The significant factors in the decision for the 1999 bonus were the Company's record profitability during 1999 and the Compensation Committee's determination that the salaries of the executive officers are considerably below market.

   Stock Options
   -------------

         The Compensation Committee has the authority to grant stock options to the executive officers under the 1995 Option Plan and to determine the terms of such options. The Compensation Committee believes that stock options can serve to focus the executive officers on long-term objectives, including maximization of stockholder value. The Compensation Committee's decision regarding stock option grants is ultimately subjective. There is no requirement for stock option grants. During 1999, the Compensation Committee granted each of the executive officers a stock option for 50,000 shares of Common Stock which will vest over a four-year period and terminate after five years. The exercise price of the options is equal to 110% of the fair market value on the date of grant. The options were granted with an exercise price above fair market value because Bradley N. Rotter owns over 10% of the outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners and Management -- Echelon." The Code requires incentive stock options granted to 10% owners to have an exercise price equal to at least 110% of fair market value on the date of grant and a termination date no later that five years after the date of grant. Although the other executive officers could have received options with lower exercise prices and longer terms, the Committee determined that it was more appropriate to retain the equality of compensation among the executive officers. Therefore, the other two executive officers received incentive stock options with terms identical to the stock options granted to Bradley N. Rotter. The significant factors in the decision for the number of shares covered by the stock option grants were the Company's record profitability during 1999 and the recognition that the salaries of the executive officers are considerably below market.

   Profit Sharing Plan
   -------------------

         The Company's profit sharing plan also provides long term incentive for the executive officers and other employees. The Compensation Committee decides the Company's overall annual contribution percentage for all plan participants. In 1999, the Company made a contribution of 15% of the eligible compensation base. The contribution is allocated among participants based on their compensation under an allocation formula integrated with Social Security. See "--Profit-Sharing Plan."

   Limitations on Deductibility
   ----------------------------

         Section 162(m) of the Code places a $1 million limit on the deductibility of compensation paid to certain executive officers in any taxable year. Given current compensation levels, the Compensation Committee believes that the limits imposed by Section 162(m) pose minimal risk to the Company. The Compensation Committee will continue to evaluate the risk posed by Section 162(m).

The Compensation Committee
-------------------------

Stephen T. Bow
Paul A. Volberding, M.D.


Performance Graph
-----------------

         The following graph compares the yearly change in the Company's cumulative return on its Common Stock for the period commencing on February 14, 1996 (the date of the Company's initial public offering) and ending on December 31, 1999 with that of the Nasdaq Financial Stock Index and the Nasdaq Stock Market Index. The comparison assumes $100 was invested on February 14, 1996 in Common Stock and in each of the foregoing indices and that dividends were reinvested.


Point West Capital Corporation
2000 Proxy
Performance Graph Data



Measurement Period                                   Point West               Nasdaq Financial            Nasdaq Stock
(Fiscal Year Covered)                           Capital Corporation             Stock Index               Market Index



For period ending 2/14/96                                     $100                       $100                      $100
For period ending 12/31/96                                     $20                       $126                      $119
For period ending 12/31/97                                     $29                       $193                      $146
For period ending 12/31/98                                     $42                       $187                      $206
For period ending 12/31/99                                     $76                       $185                      $372




         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

         The following table sets forth, as of March 31, 2000, certain information with respect to the beneficial ownership of the Company's Common Stock by: (a) each person owning of record or known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock;
(b) each director; (c) each executive officer and (d) all of the executive officers and directors of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective director, executive officer or stockholder, as the case may be, or has been derived from documents filed with the Securities and Exchange Commission. See "--Echelon;" "Directors and Executive Officers" and "Certain Relationships and Related Transactions."


                                                                    Number of        Percent of
   Name                                                             Shares (1)         Shares
   ----                                                             ----------       -----------



   Bradley  N. Rotter (2).....................................           762,278      22.69
   John Ward Rotter (2) (3) ..................................           337,831      10.00
   Alan B. Perper (2) (4) ....................................           334,165       9.95
   Perper/Raiche Revocable Trust .............................           244,665       7.30
   Janet G. Raiche (4)........................................           244,665       7.30
   Stephen T. Bow (5) ........................................            30,500        *
   Paul A. Volberding, M.D. (5)...............................            30,500        *
   All directors and executive officers as a group (6) .......         1,328,774      38.49
-------------------


* Less than 1%

(1) Beneficial ownership was determined in accordance with Rule 13d-3 under the Exchange Act.
(2) Includes 83,000 shares held by Lodestone Capital Fund, LLC ("Lodestone Capital") and 6,500 shares subject to stock options granted to each of Bradley N. Rotter, Alan B. Perper and John Ward Rotter and exercisable within 60 days of March 31, 2000. See "-- Echelon." Each of Bradley N. Rotter, Alan B. Perper and John Ward Rotter disclaim beneficial ownership of shares held by Lodestone Capital except to the extent of their direct and indirect interests in Lodestone Capital.
(3) Includes 20,250 shares of Common Stock subject to stock options granted to Mr. Rotter's wife and exercisable within 60 days of March 31, 2000. Mr. Rotter disclaims beneficial ownership of these shares.
(4) Includes 244,665 shares held by the Perper/Raiche Revocable Trust (the "Perper/Raiche Trust"). See "-- Echelon."
(5) Includes 30,000 shares issuable within 60 days of March 31, 2000 pursuant to the exercise of stock options granted under the Director Plan.
(6)      See footnotes (2), (3), (4) and (5) above.



Echelon
-------

         The following information is given as of March 31, 2000. Lodestone Capital, Lodestone Partners, LLC ("Lodestone Partners"), Echelon, Bradley N. Rotter, John Ward Rotter, Alan B. Perper, the Perper/Raiche Trust and Janet G. Raiche jointly file a Schedule 13D. Echelon is a member of Lodestone Capital, which is the record holder of 83,000 shares of Common Stock (approximately 2.5% of the outstanding Common Stock). Echelon is also a member of Lodestone Partners, which is in turn the manager of Lodestone Capital. Lodestone Partners is managed by a board of managers composed of John Ward Rotter and another individual (the "Lodestone Member"), who is the other member of Lodestone Partners.

         Pursuant to the Lodestone Partners Operating Agreement, the Lodestone Member has sole investment power with respect to the investments of Lodestone Capital. The Operating Agreement is, however, silent on the subject of voting power with respect to securities held by Lodestone Capital.

Therefore, through John Ward Rotter, Echelon may be deemed to share voting power with respect to securities held by Lodestone Capital and, thus, to be the beneficial owner of the shares of Common Stock held of record by Lodestone Capital. Echelon disclaims beneficial ownership of the shares of Common Stock held of record by Lodestone Capital, except to the extent of its equity interest in Lodestone Capital.

         Bradley N. Rotter, John Ward Rotter and Alan B. Perper constitute all of the members of Echelon and, as such, may be deemed to be the beneficial owners of the shares of Common Stock held of record by Lodestone Capital. Alan
B. Perper and John Ward Rotter disclaim beneficial ownership of the shares of Common Stock held of record by Lodestone Capital, except to the extent of their respective equity interests in Echelon and Echelon's respective equity interest in Lodestone Capital. Bradley N. Rotter acknowledges beneficial ownership of approximately 46,176 shares (at December 31, 1999) of Common Stock held of record by Lodestone Capital, which are attributable to the equity interest in Lodestone Capital of the Bradley N. Rotter Self-Employed Pension Plan and Trust, but otherwise disclaims beneficial ownership of the shares of Common Stock held of record by Lodestone Capital, except to the extent of his respective equity interest in Echelon and Echelon's respective equity interest in Lodestone Capital. Bradley N. Rotter is the record holder of 672,778 shares of Common Stock (approximately 20.1% of the outstanding Common Stock) and holds stock options. John Ward Rotter is the record holder of 228,081 shares of Common Stock (approximately 6.8% of the outstanding Common Stock) and holds stock options.

         Lodestone Partners is the manager of Lodestone Capital and, as such, may be deemed to be the beneficial owner of the shares of Common Stock held of record by Lodestone Capital. Lodestone Partners, however, currently has only a nonparticipating (or "carried") interest in Lodestone Capital and, therefore, disclaims beneficial ownership of the shares of Common Stock held of record by Lodestone Capital, except to the extent of its equity interest in Lodestone Capital.

         The Perper/Raiche Trust is the record holder of 244,665 shares of Common Stock (approximately 7.3% of the outstanding Common Stock). Alan B.
Perper and Janet G. Raiche, as trustees of the Perper/Raiche Trust, may be deemed to be the beneficial owners of the shares of Common Stock held of record by the Perper/Raiche Trust, but each of them disclaims beneficial ownership of such shares, except to the extent of their respective beneficial interests under the Perper/Raiche Trust. Mr. Perper also holds stock options.

         The address for Echelon,  Bradley N. Rotter,  John Ward Rotter and Alan
B. Perper is 1700 Montgomery Street, Suite 250, San Francisco, California 94111. The address for the Perper/Raiche Trust and Janet G. Raiche is 17 Reed Ranch Road, Tiburon, California 94920.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

Allocation and Accrual of Expenses
----------------------------------

         Echelon, which is controlled by Bradley N. Rotter, Alan B. Perper and John Ward Rotter, shares office space and other expenses with the Company. In February 1996, the Company executed an agreement with Echelon which governs the allocation of certain shared expenses. The agreement was amended effective January 1, 1999. The agreement provides that, so long as Echelon uses a portion of the space leased by the Company in San Francisco, Echelon will pay an amount equal to 20% of the amount of rent and required liability insurance premiums paid by the Company in connection with such space. Echelon's right to use the space will terminate on the earlier of (i) the date the agreement terminates, (ii) three days after Echelon notifies the Company that Echelon no longer desires to use any portion of the space, or (iii) three days after the Company notifies Echelon that Echelon may no longer use any portion of the space. The agreement also acknowledges that the Company currently employs, and may hereafter hire, individuals who regularly perform functions on behalf of both the Company and Echelon ("shared employees"). Pursuant to the agreement, Echelon (i) pays directly to (or on behalf of) each shared employee a designated percentage of such shared employee's salary and any contributions to defined benefit plans, and (ii) reimburses the Company a specified percentage of the Company's costs of all other benefits paid to (or on behalf of) such shared employee. Such percentage is determined by reference to the percentage of time such shared employee devotes to each entity. Once a month, the Company and Echelon reassess the identity of shared employees. The provisions regarding shared employees will terminate on the date the agreement terminates, which will be the earlier of (i) April 2001, subject to one-year automatic extensions in the absence of 30 days' written notice of termination by the Company, or (ii) the date the lease for the shared office space terminates or expires. Under the agreement, each party is responsible for providing, at its sole cost and expense, all supplies it will need. During 1999, pursuant to this agreement, Echelon paid directly or reimbursed the Company for rent and insurance in the amount of $33,894 and $84,064 of compensation for shared employees.

Indemnification
---------------

         On December 19, 1996, a complaint was filed in the United States District Court, Northern District of California (the "Court") (Docket No. C96-4558) against Dignity Partners, Inc. (now Point West Capital Corporation) and each of its directors and on February 13, 1997, a complaint was filed in the Superior Court of California, City and County of San Francisco (Docket No. 984643) against Dignity Partners, Inc., and each of its executive officers and Echelon. In 1999, a settlement was reached pursuant to which all claims against all defendants were dismissed and $3.15 million was paid to the plaintiffs. Under the terms of the Company's D&O insurance policy, the Company's insurer paid 70% of the settlement amount.

         In accordance with the Company's certificate of incorporation and Delaware law, the Company has paid expenses (including attorneys' fees) incurred by each executive officer and director in defending such cases in advance of the final disposition of such cases on the condition that each such individual shall repay the amounts advanced if it is ultimately determined that such individual is not entitled to be indemnified by the Company.

                           1995 OPTION PLAN AMENDMENT
                           --------------------------

         In November 1999 and April 2000 the Compensation Committee unanimously recommended to the Board of Directors, and the Board of Directors unanimously approved and adopted, subject to stockholder approval, an amendment to the 1995 Option Plan to increase by 620,000 the maximum number of shares of Common Stock available for issuance thereunder and to impose a 100,000 share limit on the number of shares of Common Stock that may be subject to stock options granted under the 1995 Option Plan to any individual in a calendar year (the "Amendment"). The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote on the Amendment is required for approval of the Amendment. The following summary describes the 1995 Option Plan (as currently in effect and as impacted by the Amendment).

1995 Option Plan
----------------

     Description of Plan
     -------------------

         The purpose of the 1995 Option Plan is to enable the Company and its subsidiaries to attract and retain directors, officers, other employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The 1995 Option Plan provides for the plan to be administered by a committee (the "Committee") comprised solely of non-employee directors (within the meaning of Rule 16b-3 under the Exchange Act ("Rule 16b-3")) or, at any time that such a committee cannot be created, by the entire Board. The Compensation Committee, which is currently comprised of two directors who are non-employee directors, currently acts as the Committee. The 1995 Option Plan affords the Committee the flexibility to respond to changes in competitive and legal environments, thereby protecting and enhancing the Company's current and future ability to attract and retain directors, officers, other employees and consultants.

         The 1995 Option Plan authorizes the granting of options to purchase shares of Common Stock. All directors, officers, other employees and consultants to the Company or any of its subsidiaries (or any person who has agreed to commence serving in such capacity) may be selected by the Committee to receive options under the 1995 Option Plan. At March 31, 2000, 27 individuals were eligible to receive options under the 1995 Option Plan. Subject to adjustment as provided in the 1995 Option Plan, the number of shares of Common Stock that may be issued or transferred upon exercise of options granted under the 1995 Option Plan plus the number of shares of Common Stock covered by outstanding options granted under the 1995 Option Plan (the "Maximum Share Number") may not in the aggregate exceed 450,000. Shares of Common Stock covered by an option which is canceled or terminated will again be available to be issued or to be the subject of a stock option granted under the 1995 Option Plan. The Maximum Share Number, the number and kind of shares covered by outstanding options and the option prices per share applicable thereto, are subject to adjustment by the Committee in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, split-offs, spin-outs, split-ups, reorganizations, partial or complete liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Committee may in its discretion provide in substitution for any or all outstanding options under the 1995 Option Plan such alternative consideration (including options of the surviving entity) as it may in good faith determine to be equitable in the circumstances and may require the surrender of all options so replaced. Shares of Common Stock issued upon exercise of options granted under the 1995 Option Plan may be authorized but unissued shares or shares held in treasury. The Company may repurchase shares of Common Stock in the open market or otherwise in connection with the issuance or transfer of shares pursuant to the 1995 Option Plan.

         As of November 1, 1999, 65,500 shares of Common Stock were eligible for option grants under the 1995 Option Plan. In November 1999, the Committee and the Board determined that additional options should be granted to employees in excess of the Maximum Share Number. Therefore, the Committee and the Board approved, subject to stockholder approval, the Amendment. The Amendment increases the Maximum Share Number from 450,000 shares to 1,070,000 shares. Through March 31, 2000, the Committee also granted additional options for 248,500 shares of Common Stock to employees. These options will be null and void if the Amendment is not approved by the stockholders.

         The Amendment also adds to the 1995 Option Plan a limitation prohibiting the grant to any person during any calendar year of options for more than 100,000 shares of Common Stock. This amount is also subject to adjustment by the Committee in the event of stock dividends, stock splits, combinations of shares, recapitalizations, partial or complete liquidations, issuances of rights or warrants, and similar transactions or events. We are adding this per person, per calendar year limit to permit options granted under the 1995 Option Plan to qualify as performance-based compensation that is not subject to the tax laws' $1,000,000 limit on deduction of certain executive compensation.


         Options granted under the 1995 Option Plan may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or options that are not intended to so qualify. No "incentive stock option" can be granted under the 1995 Option Plan after November 2007 or, if the Amendment is approved by stockholders, November 2009. The Committee may grant options that entitle the optionee to purchase shares of Common Stock at a price less than, equal to or greater than market value on the date of grant, as determined by the Committee; provided that the exercise price of any incentive stock option is at least equal to market value of the Common Stock on the date of grant. The closing price of the Common Stock on March 31, 2000, as reported by The Nasdaq Stock Market(R) was $7.15625. The Committee may also grant "re-load" options which provide that additional stock options will automatically be granted to an optionee upon the exercise of previously granted stock options. The option price is payable at the time of exercise (i) in cash or cash equivalent, (ii) by the transfer to the Company of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates. Fractional shares will not be issued in connection with the exercise of a stock option.

         No option may be exercised more than ten years from the date of grant. Each grant must specify the number of shares of Common Stock subject to the option and the conditions, including as and to the extent determined by the Committee, the period of continuous service to or employment by the Company or any subsidiary, or the achievement of Management Objectives (as described below) that are necessary before the options will become exercisable, and may provide for the earlier exercise of the options, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether options previously granted to him or her remain unexercised. The Committee determines whether and how options may be transferred and may provide for further transfer restrictions on shares of Common Stock issued or transferred upon exercise of stock options.

         Management Objectives means the achievement of performance objectives established pursuant to the 1995 Option Plan, which may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual optionee or the subsidiary, division, department or function within the Company or a subsidiary in which the optionee is employed. The Committee may adjust Management Objectives and related minimum acceptable levels of achievement if events or transactions have occurred after the date an option was granted that are unrelated to the performance of the optionee and result in distortion of the Management Objectives or the related minimum levels.

         In connection with its administration of the 1995 Option Plan, the Committee is authorized to interpret the 1995 Option Plan and related agreements and other documents. The Committee may provide for special terms for options to participants who either are foreign nationals or are employed by or provide services to the Company or any of its subsidiaries outside of the U.S., as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may with the concurrence of the affected optionee cancel any agreement evidencing an option granted under the 1995 Option Plan. In the event of any such cancellation, the Committee may authorize the granting of a new option under the 1995 Option Plan (which may or may not cover the same number of shares that had been the subject of the prior option) in such manner, at such price and subject to such other terms and conditions as would have been applicable under the 1995 Option Plan had the canceled award not been granted.

         The 1995 Option Plan may be amended from time to time by the Board of Directors, but without further approval by the stockholders of the Company no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may increase the Maximum Share Number.

     Benefits
     --------

         The types of options which may be granted in the future under the 1995 Option Plan are subject to the discretion of the Committee and, therefore, cannot be determined. As of March 31, 2000, each executive officer had received options for 70,000 shares under the 1995 Option Plan (see "Executive Compensation -- Options") with an exercise price equal to 100% or 110% of the fair market value at the date of grant. As of March 31, 2000, other current employees and non-employee directors of the Company's subsidiaries had received under the 1995 Option Plan stock options for 423,000 shares of Common Stock, each of which had an exercise price equal to the fair market value at the date of grant thereof, and 99,300 of which have been exercised. Of these options, options covering 248,500 shares of Common Stock (including options covering 50,000 shares granted to each of the executive officers) were granted subject to stockholder approval of the Amendment and will be null and void if such approval is not obtained.

     Federal Income Tax Consequences
     -------------------------------

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1995 Option Plan based on federal income tax laws in effect on January 1, 2000. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Tax Consequences to Optionees

         Non-qualified Options. In general: (i) no income will be recognized by an optionee at the time a non-qualified option is granted; (ii) at the time of exercise of a non-qualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as a capital gain (or loss).

         Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the exercise of the option, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

         If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in the sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as a capital gain (or loss).

         Tax Consequences to the Company

         To the extent that a participant recognizes ordinary income in the circumstance described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation.

         The Board of  Directors  recommends  that  stockholders  vote "FOR" the
         -----------------------------------------------------------------------
proposal to amend the 1995 Option Plan.
---------------------------------------

                         DIRECTOR OPTION PLAN AMENDMENT
                         ------------------------------

         In February 2000 the Board of Directors unanimously approved and adopted, subject to stockholder approval, amendments to the Director Plan to increase by 75,000 the maximum number of shares of Common Stock available for issuance thereunder and to update provisions of the Director Plan governing amendments thereto (the "Director Plan Amendments"). The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote on the Director Plan Amendments is required for approval of the Director Plan Amendments. The Director Plan Amendments are intended primarily to permit the continuation of automatic grants of stock options to non-employee directors. The following summary describes the Director Plan (as currently in effect and as impacted by the Director Plan Amendments).

Director Plan
-------------

     Description of Plan
     -------------------

         The Director Plan is intended to encourage outside directors of the Company to own shares of Common Stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of outside director performance by providing such directors with a direct interest in the Company's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified outside directors. Only members of the Board of Directors who are not employees of the Company and who do not beneficially own 10% or more of the outstanding Common Stock (each an "Eligible Director") are eligible to participate in the Director Plan. For purposes of the Director Plan, an "employee" is a person whose compensation from the Company is subject to withholding under the Code. Mr. Bow and Dr. Volberding each qualify as an Eligible Director under the Director Plan.

         The Director Plan is administered by the Board. The Board has the power to interpret the Director Plan and to determine all questions thereunder. Notwithstanding the foregoing, the Board has no authority, discretion or power to determine the terms or timing of options granted under the Director Plan.

         Subject to adjustment as provided in the Director Plan, the number of shares of Common Stock that may be issued or transferred upon exercise of options granted under the Director Plan plus the number of shares of Common Stock covered by outstanding options granted under the Director Plan (the "Maximum

Share Number") may not in the aggregate exceed 75,000. If the number of authorized shares is insufficient to cover all options to be granted on a specific date, options shall be granted pro rata to all Eligible Directors entitled to receive an option on such date. Shares of Common Stock covered by an option which is canceled or terminated will again be available to be issued or to be the subject of a stock option granted under the Director Plan. The Board will make or provide for adjustments to the Maximum Share Number, the number of shares covered by Initial Options and Annual Options (as described below) to be granted in the future, the number and kind of shares of Common Stock or other securities that are covered by outstanding options, and the exercise price applicable to outstanding options as the Board in good faith determines to be equitably required to prevent dilution or expansion of the rights of optionees which would otherwise result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. Shares of Common Stock issued upon exercise of options granted under the Director Plan may be authorized but unissued shares or shares held in treasury. The Company may repurchase shares of Common Stock in the open market or otherwise in connection with the issuance or transfer of shares pursuant to the Director Plan.

         As of March 31, 2000, options covering 60,000 shares of Common Stock, all of which were outstanding, had been granted under the Director Plan. The shares of Common Stock available under the Director Plan will be sufficient to grant Annual Options on the date of the Meeting, for 10,000 shares in the aggregate that are expected to be granted to Mr. Bow and Dr. Volberding. However, if the Maximum Share Number is not increased, the shares of Common Stock available under the Director Plan will not be sufficient to grant Annual Options in full on the date of subsequent annual stockholders' meetings or to grant Initial Options (as described below) to any additional non-employee directors who may be elected to the Board. The Company anticipates adding to the Board over the next 14 months at least one additional non-employee director to satisfy recently adopted changes to rules applicable to companies listed on The Nasdaq Stock Market(R). In order to accommodate the grant of Initial Options to any new non-employee director and Annual Options expected to be granted in 2001 and beyond, the Director Plan Amendments increase the Maximum Shares Number from 75,000 shares to 150,000 shares.

         Any person who becomes an Eligible Director automatically receives at such time a non-qualified option to purchase 10,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock on the date the individual becomes an Eligible Director ("Initial Options"). For purposes of the Director Plan, "fair market value" is the closing sale price of the Common Stock as reported by The Nasdaq Stock Market(R) on the date an Initial Option is granted or, if there were no sales on such date, on the most recent preceding date on which sales occurred. The closing price of the Common Stock on March 31, 2000, as reported by The Nasdaq Stock Market(R), was $7.15625. Initial Options become exercisable to the extent of 34% of the shares covered thereby after the optionee has continuously served as a director through the next annual stockholders' meeting immediately following such grant date, and to the extent of an additional 33% of the shares covered thereby in each of the next two successive years if the optionee has continuously served as a director until the date of the stockholders' meeting held in such years. Notwithstanding the foregoing, if an optionee dies or becomes disabled, all Initial Options held by such optionee become immediately exercisable to the extent the Initial Options would have been exercisable had the optionee remained a director through the date of the Company's next annual stockholders' meeting. To the extent exercisable, each Initial Option is exercisable in whole or in part.

         On the date of the annual meeting of the Company's stockholders in each year each Eligible Director elected at or continuing his or her term after such meeting is automatically granted a non-qualified option to purchase 5,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock on such date ("Annual Option"). Annual Options become exercisable to the extent of 100% of the shares covered thereby after the optionee has served as a director until the date of the next annual stockholders' meeting. Notwithstanding the foregoing, if an optionee dies or becomes disabled, all Annual Options held by such optionee become exercisable in full. To the extent exercisable, each Annual Option is exercisable in whole or in part from time to time.

         The exercise price of stock options granted under the Director Plan may be paid in cash or cash equivalents, shares of Common Stock held by the optionee for at least six months, or a combination thereof. The requirement of payment in cash is deemed to be satisfied if the optionee provides for a broker who is a member of the National Association of Securities Dealers, Inc. to sell a sufficient number of shares of Common Stock being purchased so that the net sales proceeds equal, at least, the exercise price, and such broker agrees to deliver the exercise price to the Company not later than the settlement date of the sale. Fractional shares will not be issued in connection with the exercise of a stock option, and cash in lieu thereof will be paid by the Company. Each Initial Option and Annual Option (each an "Option Right") will terminate on the earliest to occur of (i) three months after the optionee ceases to serve as a director of the Company for a reason other than the optionee's death or disability, (ii) one year after the optionee ceases to serve as a director because of death or disability, or (iii) ten years from the date of grant of the Option Right.

         In general, Option Rights may not be transferred except by will or the laws of descent or distribution, and may be exercised during an optionee's lifetime only by the optionee or, in the event of the optionee's incapacity, by the optionee's guardian or legal representative. However, under certain circumstances, Option Rights may be transferred by an optionee without value through gifts or domestic relations order to one or more "family members" of the optionee (within the meaning of the Director Plan). In such event, the transferee may exercise the Option Right but may not subsequently transfer the Option Right.

         Upon a Change in Control, all Option Rights will become immediately exercisable in full to the extent the Option Rights would have become exercisable with respect to the optionee's service as a director through the date of the annual stockholders' meeting immediately following such Change of Control. If any event or series of events constituting a Change in Control is abandoned, the effect thereof will be null and the exercisability of Option Rights will be governed by the provisions of the Director Plan described above except to the extent of exercise prior to nullification. The Director Plan defines a Change in Control as the occurrence of any of the following events:
(i) execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities of the Company entitled to vote generally in the election of directors ("Voting Securities") immediately prior to such transaction; (ii) execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or legal person immediately after such transaction is held in the aggregate by the holders of Voting Securities immediately prior to such transaction; (iii) a report is filed on Schedule 13D or Schedule TO disclosing that any person other than any of Bradley N. Rotter, Alan B. Perper or John Ward Rotter or any of their respective family members or affiliates, has or intends to become the beneficial owner of 20% or more of the combined voting power of the then outstanding Voting Securities; (iv) during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof (each director first elected or first nominated for election by a vote of at least two-thirds of the directors then in office who were directors of the Company at the beginning of any such period being deemed to have been a director of the Company at the beginning of such period); or (v) the Company adopts a plan for the liquidation or dissolution of the Company other than pursuant to a merger, consolidation or reorganization which would not constitute a Change in Control, as described in clause (i) above.

         The Board may at any time amend or terminate the Director Plan. Notwithstanding the foregoing, (i) except for the adjustments described above, without the approval of the stockholders of the Company, no such amendment will increase the maximum number of shares covered by the Director Plan, materially modify the requirements as to eligibility for participation in the Director Plan, or otherwise cause the Director Plan or any grant made pursuant thereto to cease to satisfy any applicable condition of Rule 16b-3 or will cause any Director to fail to qualify as a "disinterested person" within the meaning of Rule 16b-3, and (ii) provisions relating to the amount and price of securities to be awarded and the timing of awards under the Director Plan will not be amended more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules promulgated thereunder. In addition, no amendment or termination will adversely affect any outstanding award without the consent of the Director holding such award.

         Given fairly recent amendments to Rule 16b-3, the foregoing provisions for amendments to the Director Plan are outdated. For example, Rule 16b-3 no longer contains a definition of "disinterested person" or limits amendments for certain director plans to once every six months. Therefore, the Director Plan Amendments replace this provision to require stockholder approval for amendments to the Director Plan only if the Maximum Share Number is being increased, unless the increase results from adjustments described above.

     Director Plan Benefits
     ----------------------

         Option Rights under the Director Plan are granted automatically. The number of Initial Options and Annual Options to be granted in the future will depend on the number of Eligible Directors elected to the Board, the timing of any such election and any term of service on the Board. Through March 31, 2000, each of Mr. Bow and Dr. Volberding had received an Initial Option for 10,000 shares at an exercise price of $13.50, and Annual Options for 20,000 aggregate shares at an exercise price ranging from $3.4375 to $12.375. The Company anticipates that Mr. Bow and Dr. Volberding will each receive, on the date of the Meeting, an Additional Annual Option for 5,000 shares at an exercise price equal to fair market value on the date of grant.

     Federal Income Tar Consequences
     -------------------------------

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Director Plan based on federal income tax laws in effect on January 1, 2000. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         In general: (i) no income will be recognized by an optionee at the time a non-qualified option is granted; (ii) at the time of exercise of a non-qualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as a capital gain (or loss). To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness and is an ordinary and necessary business expense.

         The Board of  Directors  recommends  that  stockholders  vote "FOR" the
         -----------------------------------------------------------------------
proposal to amend the Director Plan.
-----------------------------------

                             INDEPENDENT ACCOUNTANTS
                             -----------------------

         The Company has appointed Ernst & Young LLP ("E&Y") as the Company's independent accountants for the fiscal year ending December 31, 2000. E&Y has served as the Company's independent accountants since September 1999.
Representatives of E&Y are expected to be present at the Meeting to respond to appropriate questions and to make such statements as they desire.

         On September 20, 1999, the Company dismissed KPMG LLP ("KPMG") as the Company's independent accountants. The decision to change independent accountants was made by the Board of Directors, upon the recommendation thereof by the Audit Committee. The reports of KPMG on the financial statements of the Company for the fiscal years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 1998 and 1997 and any subsequent interim period, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference thereto in their report on the financial statements for such years.

         On September 24, 1999 the Company engaged E&Y as the Company's independent public accountants. During the Company's fiscal years ended December 31, 1998 and 1997 and any subsequent interim period prior to E&Y's engagement, the Company did not consult Ernst & Young LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (3) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to that Item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

                                  OTHER MATTERS
                                  -------------

         As of the date of this Notice, the Company knows of no business that will be presented for consideration at the Meeting other than the election of two directors, the proposed Amendment to the 1995 Option Plan referred to above and the proposed Director Plan Amendments to the Director Plan referred to above. Because the Company did not receive by March 17, 2000 notice of any matter intended to be raised by a stockholder at the Meeting, proxies will be voted in respect of any other matters as may properly come before the Meeting in accordance with the recommendation of the Board of Directors or, if no such recommendation is given, in the discretion of the person or persons voting the proxies.

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING
                -------------------------------------------------

         Any proposal of a stockholder intended to be presented at the Company's 2001 annual meeting of stockholders (the "2001 Meeting") and to be considered for inclusion in the Company's proxy and proxy statement related to the 2001 Meeting must be received by the Secretary of the Company by December 15, 2000.

         Any stockholder intending to propose any matter at the 2001 Meeting but not intending for the Company to include the matter in its proxy statement and proxy for the 2001 Meeting must notify the Company 60 days before the meeting or, if the Company does not announce the date of the meeting at least 75 days before the date of the meeting, by the tenth business day following announcement of the meeting date. If the Company does not receive such notice by the applicable deadline, the notice will be considered untimely. The Company's proxy for the 2001 Meeting will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any such untimely matter. Assuming that the Company held the 2001 Meeting on May 16, 2001 and the date was announced at least 75 days before May 16, 2001, the applicable deadline would be March 19, 2001.

         Any stockholder wishing to submit a proposal at the 2001 Meeting must also comply with certain provisions of the Certificate of Incorporation and the Company's Amended and Restated By-Laws (collectively, the "Charter Documents"). The Company will provide (without charge) a copy of the Charter Documents to any holder of record of Common Stock. Notices regarding stockholder proposals and requests for copies of the Charter Documents should be directed to: Secretary, Point West Capital Corporation, 1700 Montgomery Street, Suite 250, San Francisco, California 94111.



                                          By order of the Board of Directors,

                                          /s/John Ward Rotter
                                          ---------------------------------
                                             John Ward Rotter
                                             Secretary

April 14, 2000

                         POINT WEST CAPITAL CORPORATION
                         ------------------------------

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN
                   -------------------------------------------

                         POINT WEST CAPITAL CORPORATION

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN


                                Table of Contents
                                -----------------
                                                            PAGE
                                                            ----

1.       Purpose ...........................................  1

2.       Definitions .......................................  1

3.       Shares Available under the Plan ...................  3

4.       Options ...........................................  3

5.       Transferability Restrictions ......................  4

6.       Adjustments .......................................  4

7.       Fractional Shares .................................  5

8.       Withholding Taxes .................................  5

9.       Certain Terminations of Employment, Hardship
         and Approved Leaves of Absence ....................  6

10.      Foreign Optionees .................................  6

11.      Administration of the Plan ........................  6

12.      Amendments and Other Matters ......................  7

13.      Limitation on Grants of Tax-Qualified Options .....  8

                         POINT WEST CAPITAL CORPORATION
                         ------------------------------

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN
                   -------------------------------------------


                  1. Purpose.  The purpose of this Plan is to attract and retain
                     -------
directors and officers and other employees of and consultants to Point West Capital Corporation (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

                  2.       Definitions. (a) As used in this Plan,
                           -----------

                  "Board" means the Board of Directors of the Corporation.
                   -----

                  "Code"  means the Internal  Revenue  Code of 1986,  as amended
                   ----
from time to time.

                  "Committee"  means the committee or the Board, as the case may
                   ---------
be, administering the Plan pursuant to the provisions of Section 11(a).

                  "Common  Shares"  means (i) shares of Common  Stock,  $.01 par
                   --------------
value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 6.

                  "Date of Grant" means the date  specified by the  Committee on
                   -------------
which a grant of an Option shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

                  "Exchange Act" means the  Securities  Exchange Act of 1934, as
                   ------------
amended from time to time.

                  "Incentive  Stock Option"  means an Option that is intended to
                   -----------------------
qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

                  "Management Objectives" means the achievement of a performance
                   ---------------------
objective or objectives established pursuant to this Plan, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Optionee or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Optionee is employed. The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Optionee and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

                  "Market  Value per Share"  means the fair market  value of the
                   -----------------------
Common Shares as determined by the Committee from time to time.

                  "Nonqualified  Option" means an Option that is not intended to
                   --------------------
qualify as a Tax-qualified Option.

                  "Option"  means the right to purchase  Common  Shares from the
                   ------
Corporation upon the exercise of a Nonqualified Option or a Tax-qualified Option granted pursuant to Section 4.

                  "Optionee"  means a person who is selected by the Committee to
                   --------
receive an Option under this Plan and who (i) is at that time a director (including but not limited to a director who is not also an officer or employee of, or a consultant to, the Corporation or any Subsidiary) of the Corporation or any Subsidiary or an officer (including but not limited to an officer who is also a member of the Board) or other employee of, or a consultant to, the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

                  "Plan"  means the Point West Capital  Corporation  Amended and
                   ----
Restated 1995 Stock Option Plan, as the same may be amended from time to time.

                  "Option  Price"  means the  purchase  price  payable  upon the
                   -------------
exercise of an Option.

                  "Reload  Option"  means  an  additional  Option  automatically
                   --------------
granted to an Optionee upon the exercise of Options pursuant to Section 4(e).

                  "Rule 16b-3" means Rule 16b-3, as promulgated and amended from
                   ----------
time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.

                  "Subsidiary" means a corporation,  partnership, joint venture,
                   ----------
unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes
                                                 --------  -------
of determining whether any person may be an Optionee for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation directly or indirectly owns or controls more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

                  "Tax-qualified  Option"  means an Option  that is  intended to
                   ---------------------
qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

                  (b) As used in this Plan, the terms "employed" and "employment" shall be deemed to refer to service as a nonemployee director or as a consultant, as well as to a traditional employment relationship, as the case may be.

                  3. Shares  Available under the Plan. (a) Subject to Section 6,
                     --------------------------------
the number of Common Shares issued or transferred upon exercise of Options, plus the number of Common Shares covered by outstanding Options, shall not in the aggregate exceed 450,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. In connection with the issuance or transfer of Common Shares pursuant to the Plan, the Corporation may repurchase Common Shares in the open market or otherwise.

         (b) For purposes of this Section 3, any Common Shares subject to an Option that has been cancelled or terminated prior to exercise shall again be available for the grant of Options to the extent of such cancellation or termination.

                  4.  Options.  The  Committee  may from time to time  authorize
                      -------
grants of Options to Optionees upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which the Option pertains.

                  (b) Each grant shall specify an Option Price per Common Share, which may be less than, equal to or greater than the Market Value per Share on the Date of Grant; provided, however, that (i) the Option
                                       --------   -------
         Price per share of an Incentive Stock Option shall be equal to or greater than the Market Value per Share on the Date of Grant and (ii) the Option Price per Common Share shall be at least equal to the per share stated par value of the Common Shares.

                  (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalents acceptable to the Corporation, (ii) Common Shares which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

                  (d) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of the Option of some or all of the Common Shares to which the exercise relates.

                  (e) On or after the Date of Grant of any Option, the Committee may provide for the automatic grant to the Optionee of Reload Options upon the exercise of Options including Reload Options for Common Shares or any other noncash consideration authorized under Section 4(c).

                  (f) Successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

                  (g) Each grant shall specify the conditions, including as and to the extent determined by the Committee the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Option or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (h) Options granted pursuant to this Plan may be Nonqualified Options or Tax-qualified Options or combinations thereof.

                  (i) No Option granted pursuant to this Plan may be exercised more than 10 years from its Date of Grant.

                  (j) Each grant shall be evidenced by an agreement, which shall
         (i) be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee, (ii) contain such terms and provisions as the Committee may determine consistent with this Plan, and (iii) specify the manner in which the Options granted thereunder may be transferred and the persons entitled to exercise such Options. Any such agreement may provide that the Option evidenced thereby shall not be transferable except by will or the laws of descent and distribution.

                  5.  Transferability  Restrictions.  Any grant of Options under
                      -----------------------------
this Plan may provide that all or any part of the Common Shares that are to be issued by the Corporation upon the exercise thereof shall be subject to further restrictions upon transfer.

                  6.  Adjustments.  The  Committee  may make or provide for such
                      -----------
adjustments in the number of Common Shares covered by outstanding Options, the Option Prices per Common Share applicable to any such Options, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any Option that the holder of the Option may elect to receive an equivalent Option in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent Option. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 6.

                  7. Fractional Shares. The Corporation shall not be required to
                     -----------------
issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

                  8. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made by an Optionee or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment that the Optionee or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. The Corporation and any Optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

                  9. Certain  Terminations of Employment,  Hardship and Approved
                     -----------------------------------------------------------
Leaves  of  Absence.  Notwithstanding  any other  provision  of this Plan to the
-------------------
contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of an Optionee who holds an Option that is not immediately and fully exercisable, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including but not limited to waiving or modifying any limitation or requirement with respect to any Option under this Plan.

                  10. Foreign Optionees.  In order to facilitate the granting of
                      -----------------
any Option, the Committee may provide for such special terms for Options granted to Optionees who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan; no such supplements, amendments, restatements or alternative versions shall include provisions that are inconsistent with the terms of this Plan as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

                  11.  Administration  of the  Plan.  (a)  This  Plan  shall  be
                       ----------------------------
administered (i) by a committee of the Board that is comprised solely of two or more Non-Employee Directors (as that term is defined in Rule 16b-3) or (ii) at any time that such a committee does not exist and cannot be created, by the entire Board (in which case, all references in this Plan to the Committee shall refer to the Board).

                  (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Options, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

                  12. Amendments and Other Matters. (a) This Plan may be amended
                      ----------------------------
from time to time by the Committee;  provided,  however, that except as provided
                                     --------   -------
in Section 6, no such amendment shall increase the number of Common Shares specified in Section 3(a).

                  (b) With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Options granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Options hereunder, which may or may not cover the same number of Common Shares as had been covered by the cancelled Option, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option not been granted.

                  (c) The Committee may require any Optionee, as a condition to receiving an Option, to give written assurances in form and substance satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same and to such other effects as the Corporation and its counsel deem necessary or appropriate in order to comply with federal and applicable state securities laws.

                  (d) Each grant of Options shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such grant of Options may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

                  (e) This Plan shall not confer upon any Optionee any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Optionee's employment or other service at any time.

                  (f) To the extent that any provision of this Plan would prevent any Option that was intended to qualify as a Tax-qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option; provided, however, that any
              --------   -------
such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

                  (g) No Optionee  shall have any rights as a  stockholder  with
respect  to  Common  Shares   subject  to  an  Option  until  a  certificate  or
certificates representing such Common Shares has been issued.

                  13. Limitation on Grants of Tax-Qualified  Options. No further
                      ----------------------------------------------
Tax-qualified Options shall be granted under this Plan after the later of (a) 10 years from the date on which this Plan is first approved by the Board or (b) 10 years from the date on which an amendment to this Plan that increases the maximum number of Common Shares specified in Section 3(a) is approved by the Board.

                                 AMENDMENT NO. 1
                        TO POINT WEST CAPITAL CORPORATION
                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN


A. The first sentence of Section 3(a)of the Plan is amended to read in its entirety as follows:

                  Subject to Section 6, the number of Common Shares issued or transferred upon exercise of Options, plus the number of Common Shares covered by outstanding Options, shall not in the aggregate exceed 1,070,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.


B. A new subsection (c) shall be added to Section 3 of the Plan, which subsection shall read in its entirety as follows:

                  (c) Notwithstanding anything in this Section 3 or, elsewhere in this Plan to the contrary and subject to adjustment as provided in Section 6, no Optionee shall be granted Options for more than 100,000 Common Shares during any calendar year.

                             DIGNITY PARTNERS, INC.


                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                             DIGNITY PARTNERS, INC.

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                                Table of Contents
                                -----------------

                                                                         PAGE
                                                                         ----

1.       Purposes...........................................................1

2.       Definitions........................................................1

3.       Shares Available under the Plan....................................3

4.       Initial Options....................................................3

5.       Annual Options.....................................................4

6.       Terms of Option Rights.............................................4

7.       Adjustments........................................................5

8.       Fractional Shares..................................................6

9.       Administration of the Plan.........................................6

10.      Amendments and Other Matters.......................................6

11.      No Additional Rights...............................................7

12.      Securities Law Matters.............................................7

13.      Change in Control..................................................7

                             DIGNITY PARTNERS, INC.

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                  1.  Purposes.  The  purposes  of this  Plan  are to  encourage
                      --------
outside directors of Dignity Partners, Inc. (the "Corporation") to own shares of the Corporation's stock and thereby to align their interests more closely with the interests of the other stockholders of the Corporation, to encourage the highest level of director performance by providing such directors with a direct interest in the Corporation's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified outside directors.

                  2.  Definitions.  As used in this Plan:
                      -----------

                  "Annual  Option"  means an Option Right granted to an Eligible
                   ---------------
Director pursuant to Section 5.

                  "Board" means the Board of Directors of the Corporation.
                   -----
                  "Change in Control" has the meaning set forth in Section 13.
                   -----------------
                  "Code"  means the Internal  Revenue  Code of 1986,  as amended
                   ----
from time to time.

                  "Committee" means the Committee described in Section 9.
                   ---------
                  "Common Shares" means (i) shares of the Common Stock, $.01 par
                   -------------
value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 7.

                  "Date of Grant"  means the date as of which an Initial  Option
                   -------------
or an Annual Option is granted as provided in Sections 4(a) and 5(a), respectively.

                  "Director" means a member of the Board.
                   --------

                  "Disability"  means the inability to engage in any substantial
                   ----------
gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An Optionee shall not be considered to be subject to a Disability until such Optionee furnishes a certification from a practicing physician in good standing to the effect that such Optionee meets the criteria described in this definition.

                  "Effective Date" means February 3, 1996.
                   --------------

                  "Eligible Director" means a Director who is not an employee of
                   -----------------
the Corporation and who does not beneficially own (within the meaning of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) 10% or more of the outstanding Common Shares. For purposes of this Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Sections 3401 and 3402 of the Code.

                  "Exchange Act" means the  Securities  Exchange Act of 1934, as
                   ------------
amended from time to time.

                  "First  Annual  Meeting"  means the first  annual  meeting  of
                   ----------------------
stockholders of the Corporation following the Date of Grant of an Option Right.

                  "Initial  Option" means an Option Right granted to an Eligible
                   ---------------
Director pursuant to Section 4.

                  "Market Value" as of a given date means the greater of (i) the
                   ------------
stated par value of the Common Shares or (ii) (a) the closing sale price of the Common Shares as reported on The Nasdaq Stock Market's National Market System ("Nasdaq") on such date, or (b) if the price of the Common Shares is not reported on Nasdaq, the closing sale price of the Common Shares on the principal securities exchange on which Common Shares are then trading on such date. If there are no Common Share transactions on such date, the Market Value per Share shall be determined as of the immediately preceding date on which there were Common Share transactions.

                  "Optionee"   means a Director who  has been  granted an Option
                   --------
Right under the Plan.

                  "Option  Price"  means the  purchase  price  payable  upon the
                   -------------
exercise of an Option Right.

                  "Option Right" means the right to purchase  Common Shares from
                   ------------
the Corporation upon the exercise of an Initial Option or an Annual Option granted pursuant to this Plan. Option Rights may be evidenced by written agreements, notifications or other documents containing terms and conditions not inconsistent with this Plan.

                  "Plan" means the Dignity Partners,  Inc. Stock Option Plan for
                   ----
Non-Employee Directors, as the same may be amended from time to time.

                  "Rule  16b-3"  means Rule 16b-3 or any  successor  rule to the
                   -----------
same effect, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act.

                  "Termination  of Service" means the time at which the Optionee
                   -----------------------
ceases to serve as a Director for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.

                  "Voting Stock" has the meaning set forth in Section 13(a).
                   ------------

         3. Shares Available under the Plan. (a) Subject to Sections 3(b) and 7,
            -------------------------------
the number of Common Shares issued or transferred upon exercise of Option Rights, plus the number of Common Shares covered by outstanding Option Rights, shall not in the aggregate exceed 75,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. Notwithstanding any other provision of this Plan to the contrary, if the number of Common Shares authorized under this Plan is insufficient for all Option Rights to be granted on a specific date, Option Rights shall be granted pro rata among all Eligible Directors entitled to be granted an Option Right on such date. In connection with the issuance or transfer of Common Shares pursuant to the Plan, the Corporation may repurchase Common Shares in the open market or otherwise.

                  (b) For the purposes of this Section 3, Common Shares subject to an Option Right that has been cancelled or terminated prior to exercise shall again be available for the grant of Option Rights to the extent of such cancellation or termination.

         4. Initial  Options.  (a) With respect to each person who first becomes
            ----------------
an Eligible Director after the Effective Date of this Plan, an option to purchase 10,000 Common Shares shall be automatically granted to such Eligible Director as of the date such person first becomes an Eligible Director.

                  (b) (i) Subject to Sections 4(b)(ii) and 13, each Initial Option, until terminated as provided in Section 6(c), shall become exercisable to the extent of 34% of the Common Shares subject thereto after the Optionee has continuously served as a Director through the date of the First Annual Meeting, and to the extent of an additional 33% of the Common Shares subject to the Initial Option after the Optionee has continuously served as a Director through the date of the annual stockholders' meeting immediately succeeding the First Annual Meeting and to the extent of an additional 33% of the Common Shares subject to the Initial Option after the Optionee has continuously served as a Director through the date of the second annual stockholders' meeting succeeding the First Annual meeting.

                  (ii) If an Optionee ceases to be a Director by reason of death or Disability, all Initial Options held by such Optionee that would have otherwise become exercisable had such Director continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability shall, notwithstanding
         Section 4(b)(i), become immediately exercisable in full.

         5.  Annual  Options.  (a) On the  date of each  annual  meeting  of the
             ---------------
Corporation's stockholders (beginning with the annual meeting of stockholders in 1996), an option to purchase 5,000 Common Shares shall be automatically granted as of such date to each Eligible Director who is elected a Director at such meeting or whose term of office as a Director continues after such meeting.

                  (b) (i) Subject to Sections 5(b)(ii) and 13, each Annual Option, until terminated as provided in Section 6(c), shall become exercisable to the extent of 100% of the Common Shares subject thereto after the Optionee has continuously served as a Director until the date of the First Annual Meeting.

                  (ii) If an Optionee ceases to be a Director by reason of death or Disability, all Annual Options held by such Optionee shall, notwithstanding Section 5(b)(i), become immediately exercisable in full.

         6.       Terms of Option Rights.
                  -----------------------

                  (a) The Option Price per share of each Option Right shall be equal to the Market Value per Common Share on the Date of Grant.

                  (b) To the extent exercisable, each Option Right shall be exercisable in whole or in part from time to time by written notice to the Corporation at its principal executive office specifying the number of Common Shares with respect to which the Option Right is being exercised and payment of the Option Price for such Common Shares in accordance with Section 6(d).

                  (c) Each Option Right shall terminate on the earliest to occur of the following dates:

                  (i) Three (3) months following the effective date of the Optionee's Termination of Service, if such Termination of Service results other than from the Optionee's death or Disability;

                  (ii) One (1) year following the effective date of the Optionee's Termination of Service, if such Termination of Service results from the Optionee's death or Disability; or

                  (iii) Ten (10) years from the Date of Grant.

                  (d) The Option Price shall be payable (a) in cash or by check acceptable to the Corporation, (b) by transfer to the Corporation of Common Shares which have been owned by the

         Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (c) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the Option Price of the Common Shares being purchased, and pursuant to which the broker undertakes to deliver the full Option Price of the Common Shares being purchased to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

                  (e) No Optionee shall have any rights as a stockholder with respect to Common Shares subject to an Option Right until a certificate or certificates representing such Common Shares has been issued.

                  (f) To the extent necessary for the grant of an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from
Section 16(b) of the Exchange Act, no Option Right shall be transferable other than by will or the laws of descent and distribution and each Option Right may be exercised, during an Optionee's lifetime, only by the Optionee or, in the event of the Optionee's incapacity, including incapacity arising from a Disability, by the Optionee's guardian or legal representative acting in a fiduciary capacity.

                  (g) Option Rights granted pursuant to this Plan shall be options that are not intended to qualify under any particular provision of the Code.

                  7.  Adjustments.  The Committee shall make or provide for such
                      -----------
adjustments in the number of Common Shares covered by outstanding Option Rights, the Option Prices per Common Share applicable to any such Option Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Committee shall in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or
(b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. The Committee shall also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) and the number of Common Shares specified in Sections 4(a) and 5(a) as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 7.

                  8. Fractional Shares. The Corporation shall not be required to
                     -----------------
issue any fractional Common Shares pursuant to this Plan. Whenever under the terms of this Plan a fractional Common Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Market Value of such fractional Common Share.

                  9.  Administration  of  the  Plan.  (a)  This  Plan  shall  be
                      -----------------------------
administered by a committee of the Board, which shall be composed of not less than two Directors ("Committee"). Notwithstanding the foregoing, grants of Option Rights under this Plan shall be automatic as described in Sections 4 and 5, and the Committee shall have no authority, discretion or power to determine the terms of Option Rights to be granted pursuant to the Plan, the number of Common Shares to be issued thereunder or the time at which such Option Rights are to be granted, or the duration and nature of Option Rights, except in the sense of administering the Plan in accordance with the provisions of the Plan.

                  (b) Subject to Section 9(a), the interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

                  10.  Amendments  and  Other  Matters.  (a)  This  Plan  may be
                       -------------------------------
terminated, and from time to time amended, by the Board; provided, however, that
                                                         --------  -------
except as provided in Section 7, no such amendment shall (i) increase the number of Common Shares specified in Section 3(a), materially modify the definition of "Eligible Director" or otherwise cause this Plan or any grant of Option Rights to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation, or (ii) cause any Optionee to fail to qualify as a "disinterested person" within the meaning of Rule 16b-3; provided further that Plan provisions relating to the terms of Option Rights and
-------- -------
the timing of grants of Option Rights shall not be amended more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules promulgated thereunder. No amendment or termination of the Plan shall adversely affect any outstanding Option Right without the consent of the Optionee.

                  (b) Any grant of Option Rights pursuant to an amendment to this Plan shall be null and void if it is subsequently determined that (i) stockholder approval of such amendment was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3, or (ii) such grant or amendment disqualified any Optionee as a "disinterested person" within the meaning of Rule 16b-3.

                 11. No Additional Rights. Nothing contained in this Plan or in
                     --------------------
any award granted under this Plan shall interfere with or limit in any way the right of the Board or the stockholders of the Corporation to remove any Director from the Board pursuant to state law or the Certificate of Incorporation or Bylaws of the Corporation, nor confer upon any Director any right to continue in the service of the Corporation.

                 12. Securities Law Matters.  (a) The  Corporation may require
                     ----------------------
any Optionee, as a condition of receiving Option Rights, to give written assurances in substance and form satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option Rights for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws.

                  (b) Each award of Option Rights shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option Rights upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such grant of Option Rights may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

                  (c) Notwithstanding any other provision of this Plan (including without limitation, Section 13), to the extent necessary for the grant of an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act, such Option Right shall be held six months from the Date of Grant, or at least six months shall elapse from the Date of Grant to the date of disposition of the Common Shares acquired upon exercise of such Option Right.

                  13.   Change  in  Control.   Upon  a  Change  in  Control  (as
                        -------------------
hereinafter defined), all Option Rights held by an Optionee shall, notwithstanding Sections 4(b) and 5(b), become immediately exercisable in full to the extent that such Option Rights would have become exercisable with respect to such Optionee's service as a Director through the date of the Corporation's annual meeting of stockholders immediately following such Change in

Control. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Sections 4(b) and 5(b) shall be reinstated but without prejudice to any exercise of any Option Right that occurred prior to such nullification. For purposes of this Plan, "Change in Control" means the occurrence of any of the following events:

                  (a) The execution by the Corporation of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such
                                               ---------  -------
         merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities of the Corporation entitled to vote generally in the election of Directors ("Voting Stock") immediately prior to such transaction;

                  (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no
                                                     --------   -------
         such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer.

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than The Echelon Group of Companies, LLC, Bradley
         N. Rotter, Alan B. Perper or John Ward Rotter) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                  (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof; provided,  however, that for purposes of this
                                   --------   -------
         subsection (d) each director who is first elected,  or first  nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the directors of the Corporation (or a committee thereof) then still in office who were directors of the Corporation at the beginning of any such period shall be deemed to have been a director of the Corporation at the beginning of such period; or

                  (e) except pursuant to a transaction described in the proviso to subsection (a) of this Section 13, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

                                 AMENDMENT NO. 1
                            TO DIGNITY PARTNERS, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


A. All references to "Dignity Partners, Inc." contained in the Dignity Partners, Inc. Stock Option Plan for Non-Employee Directors (the "Plan"), including references on the cover page, table of contents, page one and Section 1 of the Plan, are hereby amended to refer to "Point West Capital Corporation,"

B. Section 2 of the Plan is amended to delete therefrom the definition of "Committee" and the definition of "Rule l6b-3."

C. The first sentence of Section 3(a) of the Plan is amended and restated to read in its entirety as follows:

                  Subject to Sections 3(b) and 7, the number of Common Shares issued or transferred upon exercise of Option Rights, plus the number of Common Shares covered by outstanding Option Rights shall not in the aggregate exceed 150,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

D. Section 6(f) of the Plan is amended and restated to read in its entirety as follows:

                  Except as set forth below, no Option Right shall be transferable other than by will or the laws of descent and distribution and each Option Right may be exercised, during an Optionee's lifetime, only by the Optionee or, in the event of the Optionee's incapacity, including incapacity arising from a Disability, by the Optionee's guardian or legal representative acting in a fiduciary capacity. Notwithstanding the foregoing,
                  (i) an Optionee may transfer part or all of an Option Right to one or more persons, each of whom is a "family member" of the Optionee (within the meaning of General Instruction A(5) of Form S-8) provided that (A) the Optionee, at the time or within 12 months prior to the time of the notice referred to in clause (C) below, is or was serving as a Director of the Corporation, (B) each such transfer is without value through a gift or a domestic relations order, (C) the Optionee provides to the Corporation at least 15 days prior written notice of each such transfer, and (D) the Optionee and each such family member provides to the Corporation prior to each such transfer any additional information and documentation as the Corporation may request to confirm that the provisions of this clause (i) are satisfied and that Form S-8 will be available to the Corporation with respect to any exercise(s) of the Option Right by each such family member transferee, and (ii) thereafter, such family member transferee may exercise such Option Right. No transferee of an Option Right may transfer such Option Right to any other person.

E. All references to "the Committee" contained in Section 7 of' the Plan are hereafter amended to read "the Board."

F. The first sentence of Section 9 of the Plan is amended and restated to read in its entirety as follows:

                  This Plan shall be administered by the Board.

G. All references to "the Committee" contained in Section 9 of the Plan are hereafter amended to read "the Board."

H. Section 10 of the Plan is hereby amended and restated to read in its entirety as follows:

         10.      Amendments. This Plan may be terminated, and from time to time
         ---      ----------
                  amended  by the  Board;  provided,  however,  that  except  as
                                           --------   -------
                  provided in Section 7, no such amendment shall increase the number of Common Shares specified in Section 3(a) without further approval of the stockholders of the Corporation. No amendment or termination of the Plan shall adversely affect any outstanding Option Right without the consent of the Optionee.

I.       Section 12 of the Plan is hereby amended to delete therefrom subsection
         4(c).

J. Section 13(c) of the Plan is hereby amended and restated to read in its entirety as follows:

         (c) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any of Bradley N. Rotter, Alan B. Perper or John Ward Rotter or any of their respective family members or affiliates) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

PROXY
-----
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          -----------------------------------------------------------
                        POINT WEST CAPITAL CORPORATION
                        ------------------------------
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 16, 2000
             -----------------------------------------------------

    The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 1999 of POINT WEST CAPITAL CORPORATION (the "Company") and hereby appoints Bradley N. Rotter, Alan B. Perper and John Ward Rotter, and each of them, attorneys and proxies, with full power of substitution and resubstitution, to vote all shares of common stock of the Company held of record by the undersigned at the close of business on April 4, 2000, at the annual meeting of stockholders of the Company to be held at 1:30 p.m. on May 16, 2000, and at any postponement or adjournment thereof, as follows:



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
-------------------------------------------------------------------------------

If this proxy is properly executed, the shares represented hereby will be voted in the manner directed and, in the absence of direction as to the manner of voting, will be voted FOR the election as director of each of the nominees listed, FOR the proposal to amend the Company's Amended and Restated 1995 Stock Option Plan and FOR the proposal to amend the Company's Stock Option Plan for Non-Employee Directors as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement.


Please mark
 your votes   [X]
as indicated


 1. ELECTION OF DIRECTORS:
 AUTHORITY TO         WITHHOLD
  VOTE FOR            authority to
  both nominees       vote for both
  listed (except       nominees
  as indicated          listed.
   below)

    [_]                  [_]

(INSTRUCTION: To withhold authority to vote for either nominee, write that nominee's name in the space provided below.)


Nominees:  Alan B. Perper and Paul A. Volberding

-----------------------------------------------------


2.  Proposal to amend the Company's      FOR       AGAINST     ABSTAIN
    Amended and Restated  1995 Stock
    Option  Plan.                        [_]        [_]         [_]



3.  Proposal to amend the Company's
    Stock Option Plan for Non-Employee
    Directors.                           [_]        [_]         [_]


4. As recommended by the Board of Directors, or if no such recommendation is given in their discretion, to vote upon such other business as may properly come before said meeting or any adjournment thereof.


I plan to attend
 the meeting

   [_]


STOCKHOLDERS ARE URGED TO
MARK, DATE, SIGN AND
RETURN THIS PROXY PROMPTLY
IN THE  ENVELOPE  PROVIDED,
WHICH REQUIRES NO POSTAGE
IF MAILED IN THE UNITED STATES.



SIGNATURE(s)                                          DATE:
            ---------------------------------------        ---------------------

Please date this proxy and sign exactly as name(s) appears above and return signed proxy in enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.